REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of April      , 2006, is made by and among Wave Wireless Corporation, a corporation organized under the laws of the State of Delaware (the “Company”), and the undersigned (the “Initial Investors”).

BACKGROUND

A. In connection with that certain Securities Purchase Agreement dated as of the date hereof by and among the Company and the Initial Investors (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Investors (i) shares of the Company’s Series J Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), that are convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designation, Rights and Preferences with respect to such Preferred Stock (the “Certificate of Designation”), and (ii) Series J Stock Purchase Warrants (the “Warrants”) to acquire shares of Common Stock. The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Preferred Stock are referred to herein as the “Conversion Shares” and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the “Warrant Shares.”

B. To induce the Initial Investors to execute and deliver the Securities Purchase Agreement, and to consummate the transactions contemplated thereby, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors hereby agree as follows:

1. DEFINITIONS.

(a) As used in this Agreement, the following terms shall have the following meanings:

(i) "business day” shall have the meaning set forth in Section 11(q).

(ii) “Effectiveness Date” shall have the meaning set forth in Section 2(b).

(iii) “Effectiveness Period” shall have the meaning set forth in Section 2(b).

(iv) “Investors” means the Investors and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

(v) "Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

(vi) “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

(vii) “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the “SEC”).

(viii) “Registrable Securities” means (a) the Conversion Shares, (b) the Warrant Shares, and (c) any shares of capital stock of the Company issued or issuable, from time to time, as a dividend or distribution on, or in exchange for or replacement of, or otherwise with respect to any of the foregoing (including the Preferred Stock and Warrants), whether as default payments, on account of anti-dilution or other adjustments or otherwise.

(ix) “Registration Statement” means a registration statement of the Company under the Securities Act.

(vi) “Special Counsel” means Kramer Levin Naftalis & Frankel LLP.

(v) “trading day” shall have the meaning set forth in Section 11(q).

(b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2. REGISTRATION.

(a) Mandatory Registration. The Company shall prepare promptly and file with the SEC as soon as practicable, but in no event later than June 2, 2006 (the “Filing Date”), a Registration Statement on Form S-1 (or, if Form S-1 is not then available, on such form of Registration Statement as is then available to effect a registration of all of the Registrable Securities) covering the resale of the Registrable Securities. The Registration Statement filed hereunder, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Stock and exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions. The Registrable Securities included on the Registration Statement shall be allocated among the Investors as set forth in Section 11(m) hereof. If at any time and for any reason, an additional Registration Statement is required to be filed because at such time the actual number of shares of Common Stock into which the Preferred Stock are convertible and the Warrants are exercisable plus the number of shares of Common Stock exceeds the number of shares of Registrable Securities remaining under the Registration Statement, the Company shall have twenty (20) business days to file such additional Registration Statement, and the Company shall use its best efforts to cause such additional Registration Statement to be declared effective by the SEC as soon as possible, but in no event later than sixty (60) days after filing. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of) the Initial Investors and the Special Counsel no less than five (5) business days prior to its filing or other submission.

(b) Payments by the Company. The Company shall use its best efforts to cause the Registration Statement required to be filed pursuant to Section 2(a) hereof to become effective as soon as practicable, but in no event later than the sixtieth (60th) day following the Filing Date or the date which is within three (3) business days of the date on which the SEC informs the Company that (i) the SEC will not review the Registration Statement or (ii) the Company may request the acceleration of the effectiveness of the Registration Statement and the Company makes such request; provided that, if such date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the SEC is authorized or required by law or other government actions to close, the Effectiveness Date shall be the following business day (the “Effectiveness Date”), and, subject to 3(u), to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company’s transfer agent to such effect (the “Effectiveness Period”); provided, however, that in the event that the SEC conducts a full review of the Registration Statement, the Effectiveness Date may be extended, if reasonably necessary, by an additional thirty (30) days. If, subject to 3(u), (i) the Registration Statement required to be filed pursuant to Section 2(a) hereof is not filed with the SEC prior to the Filing Date or declared effective by the SEC on or before the Effectiveness Date, or (ii) the Company fails to file with the SEC a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within three (3) business days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that a Registration Statement will not be “reviewed,” or not subject to further review, or (iii) the Registration Statement is filed with and declared effective by the SEC but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded immediately by a subsequent Registration Statement filed with and declared effective by the SEC, or (iv) the Company has breached Section 3(t), or (v) if, after any such Registration Statement has been declared effective by the SEC, sales of any of the Registrable Securities required to be covered by such Registration Statement (including any Registrable Securities required to be registered pursuant to Section 3(b) hereof) cannot be made pursuant to such Registration Statement (by reason of a stop order or the Company’s failure to update the Registration Statement or for any other reason outside the control of the Investors) or (vi) the Common Stock is not listed or included for quotation on the Nasdaq Capital Market (the “Capital Market”), the Nasdaq National Market (the “National Market”), the New York Stock Exchange (the “NYSE”), the American Stock Exchange (the “AMEX”), the OTC Electronic Bulletin Board (the “Bulletin Board”) at any time after the Effectiveness Date hereunder (any such failure or breach being referred to as an “Event”, and for the purposes of clauses (i) the date on which such Event occurs, or for the purposes of clause (ii) the date on which such three (3) business day period is exceeded, or for the purposes of clause (iii) after more than fifteen (15) business days, or for the purposes of clause (iv) the date of such breach, or for the purposes of clause (v) the date that sales of any Registrable Securities cannot be made, or for the purposes of clause (vi) the date that is three (3) days from such Event, being referred to as “Event Date”) then the Company will make payments to each Investor in such amounts and at such times as shall be determined pursuant to this Section 2(b) as partial relief for the damages to the Investors by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). The Company shall pay to each Investor an amount equal to the product of (i) the number of shares of Preferred Stock then held by such Investor (including, for this purpose, any shares of Preferred Stock that have been converted into Conversion Shares then held by such Investor as if such shares of Preferred Stock had not been so converted) multiplied by the per share purchase price, multiplied by (ii) two percent (2.0%) for the first 30 day period from the Event Date (or portion thereof) (iii) one percent (1%) for each subsequent 30 day period until the applicable Event is cured (or portion thereof) thereafter; provided, however, that, for purpose of calculating the payment amount owed to any given Investor, there shall be excluded from each such period any delays that are solely attributable to changes required by such Investor in the Registration Statement with respect to information relating to such Investor, including, without limitation, changes to the plan of distribution (other than any corrections of Company mistakes with respect to information previously provided by such Investor). All such amounts required to be paid hereunder shall be paid in either cash or additional Preferred Stock, at the sole election of the Company, within five days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, interim payments shall be made for each such 30 day period.

(c) Piggy-Back Registrations. If, at any time prior to the expiration of the Registration Period (as defined in Section 3(a) below) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to each Investor written notice of such filing, and if, within 15 days after the date of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered. Notwithstanding the foregoing, in the event that, in connection with any underwritten public offering, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter shall permit; provided, however, that (i) the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are officers, directors or other insiders of the Company or who are not contractually entitled to inclusion of such securities in such Registration Statement or are not contractually entitled to pro rata inclusion with the Registrable Securities, (ii) after giving effect to the immediately preceding proviso, any such exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities and the holders of other securities having the contractual right to inclusion of their securities in such Registration Statement by reason of demand registration rights, in proportion to the number of Registrable Securities or other securities, as applicable, sought to be included by each such Investor or other holder, and (iii) no such reduction shall reduce the amount of Registrable Securities included in the registration below twenty-five (25%) of the total amount of securities included in such registration. No right to registration of Registrable Securities under this Section 2(c) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which an Investor is entitled to registration under this Section 2(c) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

3. OBLIGATIONS OF THE COMPANY.

In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

(a) The Company shall respond promptly, but in no event later than ten (10) business days, to any and all comments made by the staff of the SEC to any Registration Statement required to be filed hereunder, and shall submit to the SEC, before the close of business on the business day immediately following the business day on which the Company learns (either by telephone or in writing) that no review of such Registration Statement will be made by the SEC or that the staff of the SEC has no further comments on such Registration Statement, as the case may be, a request for acceleration of the effectiveness of such Registration Statement to a time and date as soon as practicable. The Company shall keep such Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which all of the Registrable Securities may be immediately sold to the public without registration or restriction pursuant to Rule 144(k) under the Securities Act or any successor provision (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) (A) shall comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder and (B) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. The financial statements of the Company included in any such Registration Statement or incorporated by reference therein (x) shall comply as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto, (y) shall be prepared in accordance with U.S. generally accepted accounting principles, consistently applied during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto or, in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed on summary statements) and (z) fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end adjustments).

(b) The Company shall furnish to each Investor whose Registrable Securities are included in a Registration Statement and such Investor’s legal counsel, without charge, (i) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, as applicable, one copy of the Registration Statement and any amendment thereto, including financial statement and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Investor, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement required to be filed pursuant to Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC (including, without limitation, any request to accelerate the effectiveness of the Registration Statement or amendment thereto), and each item of correspondence from the SEC or the staff of the SEC, in each case relating to the Registration Statement (other than any portion thereof that contains information for which the Company has sought confidential treatment), (ii) on the date of effectiveness of the Registration Statement or any amendment thereto, a notice stating that the Registration Statement or amendment has been declared effective, and (iii) such number of copies of a prospectus, including a preliminary prospectus, all amendments and supplements thereto and all such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor. Promptly deliver to each Investor and the Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(c) Notify the holders of Registrable Securities to be sold and the Special Counsel as promptly as possible (and, in the case of (i)(A) below, not less than five (5) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) business day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is filed, (B) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) if at any time any of the representations and warranties of the Company contained in any agreement contemplated hereby ceases to be true and correct in all material respects; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose.

(d) The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by any Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as each Investor who holds Registrable Securities being offered reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (B) subject itself to general taxation in any such jurisdiction, (C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause the Company undue expense or burden, or (E) make any change in its Certificate of Incorporation or Bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

(e) As promptly as practicable after becoming aware of such event, the Company shall (i) notify each Investor by telephone and facsimile of the happening of any event, as a result of which the prospectus included in any Registration Statement that includes Registrable Securities, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

(f) The Company shall use its best efforts (i) to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement that includes Registrable Securities, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable moment (including in each case by amending or supplementing such Registration Statement), and (ii) to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request).

(g) The Company shall permit the Initial Investors and the Special Counsel to review any Registration Statement required to be filed hereunder and all amendments and supplements thereto for at least five (5) business days prior to its filing with the SEC. The Company shall cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of Special Counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the holders of a majority of the Registrable Securities or the Special Counsel shall reasonably object in writing within three (3) business days of their receipt thereof.

(h) The Company shall make generally available to its security holders as soon as practicable, but in no event later than 50 days after the end of any fiscal quarter or 105 days after the end of a fiscal year, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement. The Company will be deemed to have complied with its obligations under this Section 3(h) upon the Company’s filing, on an appropriate form, the appropriate report of the Company as required by the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Exchange Act”).

(i) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement that includes such Investor’s Registrable Securities, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) such Investor consents to the form and content of any such disclosure. The Company shall, upon learning that disclosure of any information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and cooperate with the Investor, at the Investor’s expense, in taking appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(j) If the Registration Statement refers to any Investor by name or otherwise as the holder of any securities of the Company, then such Investor shall have the right to require (if such reference to such Investor by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

(k) The Company shall use its best efforts to promptly cause all of the Registrable Securities covered by any Registration Statement to be listed or designated for quotation on the Bulletin Board or the Capital Market, the National Market, the NYSE, the AMEX or any other national securities exchange or automated quotation system and on each additional national securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed or quoted, if any, if the listing or quotation of such Registrable Securities is then permitted under the rules of such exchange or automated quotation system, and in any event, without limiting the generality of the foregoing, to arrange for or maintain at least two market makers to register with the National Association of Securities Dealers, Inc. as such with respect to the Registrable Securities.

(l) The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement required to be filed pursuant to Section 2(a) hereof.

(m) The Company shall cooperate with any Investor who holds Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to any Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, and registered in such names, as such Investor or the managing underwriter or underwriters, if any, may reasonably request. Without limiting the generality of the foregoing, within three business days after any Registration Statement that includes Registrable Securities is declared effective by the SEC, the Company shall cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to any Investor whose Registrable Securities are included in such Registration Statement), an opinion of such counsel in the form attached hereto as Exhibit A.

(n) At the request of any Investor, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any Registration Statement required to be filed hereunder and the prospectus used in connection with such Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

(o) If requested by the holders of a majority in interest of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(p) The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Exchange Act and the rules and regulations thereunder promulgated by the SEC.)

(q) From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities which are not Registrable Securities in the Registration Statement required to be filed pursuant to Section 2(a) or 3(b) hereof without the consent of the holders of a majority in interest of the Registrable Securities.

(r) The Company shall make available for inspection by (i) each Investor, (ii) any underwriter participating in any disposition pursuant to any Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the “Inspectors”) all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector to enable such Inspector to exercise its due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (C) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. Nothing herein shall be deemed to limit any Investor’s ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations.

(s) In the case of an underwritten public offering, at the request of any Investor, the Company shall furnish, on the date of effectiveness of the Registration Statement (i) an opinion, dated as of such date, from counsel representing the Company addressed to any such Investor and in form, scope and substance as is customarily given in an underwritten public offering and (ii) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and any such Investor.

(t) If (i) there is material non-public information regarding the Company which the Company’s Board of Directors (the “Board”) reasonably determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company’s best interest to disclose, then the Company may (x) postpone or suspend filing of a registration statement for a period not to exceed thirty (30) consecutive days or (y) postpone or suspend effectiveness of a registration statement for a period not to exceed twenty (20) consecutive days; provided that the Company may not postpone or suspend effectiveness of a registration statement under this Section 3(t) for more than forty-five (45) days in the aggregate during any three hundred sixty (360) day period; provided, however, that no such postponement or suspension shall be permitted for consecutive twenty (20) day periods arising out of the same set of facts, circumstances or transactions.

4. OBLIGATIONS OF THE INVESTORS.

In connection with the registration of the Registrable Securities, each Investor shall have the following obligations:

(a) It shall be a condition precedent to the obligations of the Company to effect the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five trading days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor.

(b) Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement required to be filed hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(c) Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f) with respect to any Registration Statement including Registrable Securities, each Investor shall immediately discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Sections 3(e) and 3(f), as applicable, and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor’s possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice. Notwithstanding the foregoing or anything to the contrary in this Agreement, but subject to compliance with applicable laws, the Company shall cause the transfer agent for the Registrable Securities to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Preferred Stock and Warrants in connection with any sale of Registrable Securities with respect to which any such Investor has entered into a contract for sale prior to receipt of such notice and for which any such Investor has not yet settled.

5. EXPENSES OF REGISTRATION.

All expenses incurred by the Company or the Investors in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 above (including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company and the fees and disbursements of Special Counsel, fees in connection with state securities or blue sky laws, messenger, telephone and delivery expenses, any underwriting discounts and commissions, and fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent accountants) shall be borne by the Company. In addition, the Company shall pay each Investor’s costs and expenses (including legal fees) incurred in connection with the enforcement of the rights of such Investor hereunder.

6. INDEMNIFICATION.

(a) To the extent permitted by law, the Company, notwithstanding any termination of this Agreement, shall indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, and (ii) the directors, officers, partners, members, , brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisers, agents of each such Investor and employees of each of them, each Person, if any, who controls each such Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, agents and employees of each such controlling Person(each, an “Investor Indemnified Person”), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Claims”) to which any of them may become subject insofar as such Claims arise out of or are based upon: (A) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other law (including, without limitation, any state securities law), rule or regulation relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (A) through (C), collectively, “Violations”). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse each Investor and each other Investor Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Investor Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (z) with respect to any preliminary prospectus, shall not inure to the benefit of any Investor Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3(d) hereof, and the Investor Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Investor Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 hereof. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) In connection with any Registration Statement in which an Investor is participating, (i) each such Investor shall, severally and not jointly, indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, its employees and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder within the meaning of the Securities Act or the Exchange Act (each, a “Company Indemnified Person”), against any Claims to which any of them may become subject insofar as such Claims arise out of or are based upon written information furnished to the Company by such Investor expressly for inclusion in the Registration Statement; and (ii) subject to the restrictions set forth in Section 6(c), such Investor shall reimburse the Company Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnification obligations contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; and provided, further, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds actually received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9 hereof. Notwithstanding anything to the contrary contained herein, the indemnification obligations contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Company Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

(c) Promptly after receipt by any party entitled to indemnification under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the indemnified party; provided, however, that such indemnifying party shall not be entitled to assume such defense and an indemnified party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnified party unless (1) the indemnifying party has agreed in writing to pay such fees and expenses; or (2) the indemnifying party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such indemnified party in any such Proceeding or (3), if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the indemnified party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such indemnified party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and any such indemnified party reasonably determines that there may be legal defenses available to such indemnified party that are in conflict with those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for the indemnified parties, and such legal counsel shall be selected by Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates (if the parties entitled to indemnification hereunder are Investor Indemnified Persons) or by the Company (if the parties entitled to indemnification hereunder are Company Indemnified Persons). The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable but in no event later than ten (10) business days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder). No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

7. CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party shall make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to the Violation giving rise to the applicable Claim; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (c) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. In no event shall any selling Holder be required to contribute an amount under this Section 7 in excess of the net proceeds received by such Holder upon sale of such Holder’s Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties. Notwithstanding anything to the contrary contained herein, the Holders shall be liable under this Section 7 for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

8. REPORTS UNDER THE EXCHANGE ACT.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

(a) file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 4(c) of the Securities Purchase Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

(b) furnish to each Investor so long as such Investor holds Preferred Stock, Warrants or Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit such Investor to sell such securities under Rule 144 without registration.

9. ASSIGNMENT OF REGISTRATION RIGHTS.

The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assignable by each Investor to any transferee of all or any portion of the Preferred Stock, the Warrants or the Registrable Securities if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (b) the Company is furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (d) the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein, and (e) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, the Certificate of Designation and the Warrants, as applicable. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Securities Purchase Agreement, the Certificate of Designation or the Warrants, the Securities (as defined in the Securities Purchase Agreement) may be pledged, and all rights of the Investor under this Agreement or any other agreement or document related to the transactions contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with an Investor’s margin or brokerage account.

10. AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the Investor(s) who hold a majority in interest of the Registrable Securities or, in the case of a waiver, with the written consent of the party against whom enforcement of such waiver is sought ; provided, however, that (a) no amendment hereto which restricts the ability of an Investor to elect not to participate in an underwritten offering shall be effective against any Investor which does not consent in writing to such amendment; (b) no consideration shall be paid to an Investor by the Company in connection with an amendment hereto unless each Investor similarly affected by such amendment receives a pro rata amount of consideration from the Company; and (c) unless an Investor otherwise agrees, each amendment hereto must similarly affect each Investor. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

11. MISCELLANEOUS.

(a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b) In the event of a breach by the Company or by an Investor, of any of their obligations under this Agreement, each Investor or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Investor agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(c) Neither the Company nor any of its subsidiaries has, as of the date hereof entered into and currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Investors in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of its subsidiaries has previously entered into any agreement currently in effect granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company, under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the holders set forth herein, and are not otherwise in conflict with the provisions of this Agreement.

(d) Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (iii) the Trading Day following the date of mailing, if sent by overnight delivery by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be, with respect to the Investors, issued pursuant to the address of such Investor on the signature page of the Securities Purchase Agreement, or with respect to the Issuer, addressed to:

(i) If to the Company:

Wave Wireless Corporation

255 Consumers Road

Suite 500

Toronto, Ontario, Canada M2J IR4

Attention: Chief Financial Officer

Tel. No.: (416) 502-3203

Fax No.: (416) 502-2968

with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

Procopio, Cory, Hargreaves & Savitch LLP

530 B Street

Suite 2100

San Diego, CA 92101

Attention: John Lee, Esq.

Copies of notices to the Investors shall be sent to Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, Attention: Christopher S. Auguste, Tel. No.: (212) 715-9100, Fax. No.: (212) 715-8000. Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party at the appropriate address above.

(e) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(f) This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted. The Company and the Investors agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Company and the Investors irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Company and the Investors consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 11(f) shall affect or limit any right to serve process in any other manner permitted by law. The Company and the Investors hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to the this Agreement or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

(g) This Agreement and the other Transaction Documents (including any schedules and exhibits hereto and thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(h) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the holders of not less than seventy-five (75%) of the then issued and outstanding Registrable Securities. Each Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under this Agreement.

(i) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(j) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(k) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l) Unless other expressly provided herein, all consents, approvals and other determinations to be made by the Investors pursuant to this Agreement shall be made by the Investors holding a majority in interest of the Registrable Securities (determined as if all Preferred Stock and Warrants then outstanding had been converted into or exercised for Registrable Securities) held by all Investors.

(m) The initial number of Registrable Securities included on any Registration Statement filed pursuant to Section 2(a) or 3(b), and each increase to the number of Registrable Securities included thereon, shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time of such establishment or increase, as the case may be. In the event an Investor shall sell or otherwise transfer any of such holder’s Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining Investors, pro rata based on the number of shares of Registrable Securities then held by such Investors. For the avoidance of doubt, the number of Registrable Securities held by any Investor shall be determined as if all Preferred Stock and Warrants then outstanding were converted into or exercised for Registrable Securities.

(n) Each party to this Agreement has participated in the negotiation and drafting of this Agreement. As such, the language used herein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

(o) The Company acknowledges that the obligations of each Investor under this Agreement and each of the other Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under the Transaction Documents. Each Investor acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement and the other Transaction Documents, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Investor, and that it is not acting in concert with any other Investor in making its purchase of securities hereunder or in monitoring its investment in the Company. The Investors and, to its knowledge, the Company agree that the no action taken by any Investor pursuant hereto or to the other Transaction Documents, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or would deem such Investors to be members of a “group” for purposes of Section 13(d) of the Exchange Act, and the Investors have not agreed to act together for the purpose of acquiring, holding, voting or disposing of equity securities of the Company. The Company has elected to provide all Investors with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Investors. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Investors are in any way acting in concert or as a “group” for purposes of Section 13(d) of the Exchange Act with respect to the Transaction Documents or the transactions contemplated hereby or thereby. Each Investor acknowledges that it has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.

(p) Whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any holder or transferees or successors or assigns thereof if such holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

(q) For purposes of this Agreement, the term “business day” means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close, and the term “trading day” means any day on which the Bulletin Board or, if the Common Stock is not then traded on the Bulletin Board, the principal national securities exchange, automated quotation system or other trading market where the Common Stock is then listed, quoted or traded, is open for trading.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

WAVE WIRELESS CORPORATION

By:
Name:
Title:

INITIAL INVESTORS:

(Print or Type Name of Purchaser)

By:
Name:
Title:

EXHIBIT A

[Date]

[Transfer Agent]

RE: Wave Wireless Corporation

Ladies and Gentlemen:

We are counsel to Wave Wireless Corporation, a corporation organized under the laws of the State of Delaware (the “Company”), and we understand that [Name of Investor] (the “Holder”) has purchased from the Company (i) shares of Series J Convertible Preferred Stock that are convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (ii) warrants to acquire shares of Common Stock. Pursuant to a Registration Rights Agreement, dated as of September      , 2003, by and among the Company and the signatories thereto (the “Registration Rights Agreement”), the Company agreed with the Holder, among other things, to register the Registrable Securities (as that term is defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “Securities Act”), upon the terms provided in the Registration Rights Agreement. In connection with the Company’s obligations under the Registration Rights Agreement, on [     ,      ], the Company filed a Registration Statement on Form S-     (File No. 333-      ) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities, which names the Holder as a selling stockholder thereunder. The Registration Statement was declared effective by the SEC on      ,      .

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered into an order declaring the Registration Statement effective under the Securities Act at [time of effectiveness] on [date of effectiveness], and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC.

Based on the foregoing, we are of the opinion that the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

Very truly yours,

[NAME OF COUNSEL]

cc: [Name of Investor]